ASSIGNMENT AND AMENDMENT OF PROMISSORY NOTE

This Assignment and Amendment of Promissory Note (this **"Agreement"**) is entered into as of November 25, 2025 (the **"Effective Date"**), by and among:

(1) *Hemeihui E-Commerce Co., Ltd.*, a company organized under the laws of the People's Republic of China (**"Assignor"**);

(2) *Dao Ling Doctor (Zhejiang) Health Management Limited*, a China corporation (**"Original Maker"**);

(3) *Empire Street Capital Inc.*, a New York corporation (**"Assignee"**); and

(4) *Antiaging Quantum Living Inc.*, a New York corporation (**"Company"**).

Assignor, Assignee, and Company are each referred to herein individually as a **"Party"**, and collectively as the **"Parties."**

RECITALS

A. Original Maker issued that certain Promissory Note dated December 31, 2024 in the original principal amount of US$287,174 to Assignor (the **"Note"**).

B. Assignor desires to assign the Note to Assignee, and Assignee desires to acquire the Note.

C. The Parties desire that the Company assume all obligations under the Note, and that Original Maker be fully released from all obligations arising on or after December 31, 2024.

D. The Parties further desire to amend the Note to provide for the automatic conversion of the outstanding principal into shares of the Company's Class A common stock.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. ASSIGNMENT

1.1 Assignment of Note

Assignor hereby irrevocably assigns, transfers, conveys, and delivers to Assignee all of Assignor's rights, title, interests, benefits, duties, and obligations in, under, and relating to the Note.

1.2 Consent of Original Maker

Original Maker hereby **consents** to the assignment of the Note from Assignor to Assignee.

1.3 Consent of the Company

Company hereby consents to the assignment of the Note.

1.4 Release of Assignor

Assignee releases Assignor from all obligations under the Note arising on or after the Effective Date.

2. ASSUMPTION AND NOVATION

2.1 Assumption by Company

The Company hereby assumes all obligations, liabilities, and duties of Original Maker under the Note, effective as of December 31, 2024.

2.2 Release of Original Maker

Assignor and Assignee each hereby release and discharge Original Maker from all obligations under the Note arising on or after December 31, 2024.

2.3 Substitution of Debtor

Upon effectiveness of this Agreement, the Company shall be deemed the sole obligor with respect to the Note for all purposes.

2.4 Novation

This Agreement constitutes a full and complete novation, substituting the Company in place of Original Maker.

3. AMENDMENT OF NOTE

Effective as of the Effective Date, and following the assumption and novation set forth above, the Note is amended as follows:

3.1 Automatic Conversion

Immediately as of the Effective Date, the outstanding principal balance of the Note shall automatically convert into fully paid and non-assessable shares of the Company's Class A common stock (the "Shares") without further action.

3.2 Conversion Price

The conversion price shall be US$0.30 per share.

3.3 Share Calculation

The number of Shares shall equal:
Principal Balance ÷ US$0.30,
rounded down to the nearest whole share.

3.4 Issuance Mechanics

Within ten (10) business days following the Effective Date, the Company shall:
(i) instruct its transfer agent to issue the Shares to Assignee;
(ii) record Assignee as the owner of the Shares as of the Effective Date; and
(iii) include any required legends.

3.5 Satisfaction of Obligations

Upon issuance of the Shares, the Note shall be deemed fully satisfied, paid, discharged, and extinguished.

4. TRANSFER AGENT FEES

Assignee acknowledges and agrees that all transfer agent fees, legend-removal fees, administrative charges, and related costs associated with the issuance, transfer, or removal of restrictions on the Shares shall be borne solely by Assignee.

5. REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Parties that:

(i) it has full power and authority to execute and deliver this Agreement;

(ii) this Agreement constitutes a valid and binding obligation of such Party; and

(iii) the execution and delivery of this Agreement does not violate any agreement to which such Party is bound.

6. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflict-of-law principles.

7. COUNTERPARTS

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures delivered via PDF or electronic transmission shall be deemed original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Assignment and Amendment of Promissory Note as of the Effective Date.

ASSIGNOR

Hemeihui E-Commerce Co., Ltd.

By: ______________________

Name: Tingting Jiang

Title: Duly Authorized Signatory

ORIGINAL MAKER

Dao Ling Doctor (Zhejiang) Health Management Limited

By: ______________________

Name:

Title:

ASSIGNEE

Empire Street Capital Inc.

By: ______________________

Name:

Title:

COMPANY

Antiaging Quantum Living Inc.

By: ______________________

Name: Barry Wan

Title: Chairman & Chief Executive Officer